NETWORK IMAGING CORPORATION
Network Imaging Corporation, 500 Huntmar Park Drive, Herndon, Virginia 20170





                        AMENDMENT TO CONSULTING AGREEMENT


This amendment effective as of January 1, 1996, modifies and amends the Consulting Agreement dated February 1, 1994, and as amended on October 1, 1995, by and between Network Imaging Corporation (the "Company"), Sterling Capital Group., and Robert N. Sterling, Jr. In consideration of the mutual promises contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby severally acknowledged, the parties agree to amend the Agreement as follows:

(1) Section 5 ("Compensation") shall be amended by deleting that section in its entirety and replacing with the following:

"Section 5. Compensation. As compensation during the term of the Consultant's retainer hereunder, the Company shall pay to the Consultant, and the Consultant shall accept a fee at the rate of $225,000 per annum, or at such higher rate as the Board of Directors, after periodic review, at its option and in its sole discretion, may fix."

Except as specifically modified and amended herein, all other terms and conditions of the Agreement shall remain in full force and effect.


Accepted by Robert M. Sterling:        Accepted by  Network Imaging Corporation:


By:                                    By:
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         Signature                                 Signature

Print Name:                            Print Name:
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Title:                                 Title:
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Date:                                  Date:
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Accepted by Sterling Capital Group:


By:
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           Signature

Print Name:
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Title:
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Date:
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